Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

Note 37     Subsequent events

37.1 Borrowings

On January 31, 2025, the Company successfully placed a principal amount of  US$ 550,000,000 senior notes (the “Notes due 2030”) which were offered in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non U.S. persons in accordance with Regulation S under the Securities Act. The Notes due 2030 are fully and unconditionally guaranteed jointly and severally by GeoPark Colombia S.L.U., GeoPark Colombia S.A.S., and GeoPark Argentina S.A. The Notes due 2030 were priced at 100% and carry a coupon of 8.75% per annum (yield 8.75% per annum). Final maturity of the Notes due 2030 will be January 31, 2030.

The indenture governing the Notes due 2030 includes incurrence test covenants that provide among other things, that, the Net Debt to Adjusted EBITDA ratio should not exceed 3.5 times and the Adjusted EBITDA to Interest ratio should exceed 2.5 times. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Company’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes due 2030. Incurrence covenants as opposed to maintenance covenants must be tested by the Company before incurring additional debt or performing certain corporate actions including but not limited to dividend payments, restricted payments and others.

The net proceeds from the Notes due 2030 were used by the Company to repurchase part of its Notes due 2027 for a nominal amount of US$ 405,333,000 through a concurrent tender offer, to repay up to US$ 152,000,000 of outstanding prepayments due under an offtake and prepayment agreement with Vitol (see Notes 29 and 30) and, the remainder for general corporate purposes, including capital expenditures.